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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

                     Pursuant To Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) - May 30, 2003

                                   ACE LIMITED
             (Exact name of registrant as specified in its charter)


                                                                   98-0091805
  Cayman Islands                  1-11778               (I.R.S. Employer of Incorporation
 (State or other         (Commission File Number)               Identification No.)
  jurisdiction)

                             ACE Global Headquarters
                              17 Woodbourne Avenue
                             Hamilton HM 08 Bermuda
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (441) 295-5200

                                 Not applicable
          (Former name or former address, if changed since last report)

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Item 5.       Other Events.

On May 30, 2003, ACE Limited (the "Company") intends to sell pursuant to an underwritten public offering 23,000,000 Depositary Shares, each representing 1/10 of a share of 7.80% Cumulative Redeemable Preferred Shares, Series C (the "Preferred Shares"), (the "Depositary Shares"). Each Preferred Share has a par value of $1.00 per share and has a liquidation preference of $250.00 per share. The liquidation preference for the Depositary Shares is $25.00 per share.

The offering of the Depositary Shares and the Preferred Shares is registered under the Company's Registration Statement on Form S-3 (File No. 333-88482), which was declared effective on February 4, 2003. The documents filed with this Form 8-K under Item 7 are being filed as exhibits to that registration statement.

Item 7.     Financial Statements and Exhibits.

(c)         Exhibits

            Exhibit
            Number       Description
            --------     ------------
             1           Terms Agreement, dated May 7, 2003, among the
                         Company and Citigroup Global Markets Inc.,
                         Merrill Lynch & Co. and Merrill Lynch, Pierce, Fenner &
                         Smith Incorporated, as Representatives, and the other
                         Underwriters named therein, including the
                         Underwriting Agreement, dated as of the same date and incorporated therein.

             4.1 Resolutions of a committee of the Board of Directors of ACE Limited establishing the terms of the 7.80% Cumulative Redeemable Preferred Shares, Series C, of ACE Limited.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   ACE LIMITED

                                                   By:   /s/ Robert Blee

                                                   _____________________________
                                                             Robert Blee
                                                      Chief Accounting Officer

DATE:  May 30, 2003

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                                  EXHIBIT INDEX

Number       Description                                    Method of Filing
-------      ----------                                     ---------------

1            Terms Agreement, dated May 7,                  Furnished herewith
             2003, among the Company and Citigroup
             Global Markets Inc. and Merrill Lynch,
             Pierce, Fenner & Smith Incorporated, as
             Representatives, and the other Underwriters named therein, including the Underwriting
             Agreement, dated as of the same date and incorporated therein.

4.1          Resolutions of a committee of the Board of     Furnished herewith
             Directors of ACE Limited establishing the terms of the 7.80% Cumulative Redeemable
             Preferred Shares, Series C, of ACE Limited.